                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                             APCO ARGENTINA INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                              APCO ARGENTINA INC.

                      CAYMAN INTERNATIONAL TRUST BUILDING
                              POST OFFICE BOX 309
                              ALBERT PANTON STREET
                           GEORGE TOWN, GRAND CAYMAN
                      CAYMAN ISLANDS, BRITISH WEST INDIES

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 17, 1996

TO THE HOLDERS OF ORDINARY SHARES:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Apco Argentina Inc. (the "Company") will be held on September 17, 1996, at 9:00 a.m. local time, at One Williams Center, 41st Floor, Tulsa, Oklahoma, for the following purposes:

     (1) To elect one director of the Company;

     (2) To appoint Arthur Andersen & Co. as the independent auditor of the Company for 1996; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 2, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

August 7, 1996
                                            By Order of the Board of Directors
                                                     David M. Higbee
                                                        Secretary



                      IMPORTANT -- YOUR PROXY IS ENCLOSED

     Even if you intend to be present at the Annual General Meeting, please sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return envelope is enclosed for this purpose.

                              APCO ARGENTINA INC.

                      CAYMAN INTERNATIONAL TRUST BUILDING
                              POST OFFICE BOX 309
                              ALBERT PANTON STREET
                           GEORGE TOWN, GRAND CAYMAN
                      CAYMAN ISLANDS, BRITISH WEST INDIES

                                PROXY STATEMENT
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 17, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 1996 Annual General Meeting of Shareholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders and at any and all adjournments of said meeting.

               SOLICITATION AND REVOCATION OF PROXIES AND VOTING

     Execution and return of the proxy will not in any way affect a shareholder's right to attend the Annual General Meeting of Shareholders and to vote in person, and a shareholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual General Meeting of Shareholders or any adjournment thereof as specified therein by the person giving the proxy, but, if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors.

     The expenses of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Ordinary Shares. The Company expects to solicit proxies primarily by mail, but directors, officers, employees and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. This Proxy Statement and accompanying proxy were first mailed to shareholders on or about August 9, 1996.

     The presence, in person or by proxy, of a majority of the outstanding Ordinary Shares entitled to vote at the Annual General Meeting shall constitute a quorum for the transaction of business. If a quorum is present, all proposals to be voted on at the Annual General Meeting will be decided by a majority of the votes cast by the shareholders entitled to vote thereon unless the proposal relates to matters on which more than a majority vote is required under the Company's Memorandum of Association, its Articles of Association or the laws of the Cayman Islands, under whose laws the Company is incorporated.

     A shareholder may, with respect to the election of directors: (i) vote for the election of the nominee named herein, or (ii) withhold authority to vote for such nominee. A shareholder may, with respect to each other matter to be voted upon: (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter.

     A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in the broker's name on certain matters in the absence of instructions from the beneficial owner of such stock. Such shares are considered present at the meeting when voted for other purposes and will count for purposes of determining the presence of a quorum. However, such nonvoted shares have the legal effect of a vote against proposals on which voting instructions are not received. Abstaining from voting on a matter also has the legal effect of voting against such matter.

     As a matter of policy, proxies and voting tabulations that identify individual shareholders are kept confidential. Such documents are only made available to those who process the proxy cards, tabulate the vote and serve as inspectors of election, and certain employees of the Company responsible for the Annual General Meeting. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

     Only holders of the Company's Ordinary Shares of record at the close of business on August 2, 1996, will be entitled to receive notice of and to vote at the Annual General Meeting. The Company had 7,360,195 Ordinary Shares outstanding on the record date, and each share is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company's directors and officers do not own, directly or beneficially, any of the Company's Ordinary Shares, other than directors' qualifying shares. The following table sets forth the number of Ordinary Shares of the Company and the percentage represented by such number of each person who is known to the Company to own beneficially 5 percent or more of the Company's Ordinary Shares. Certain information in the table was obtained from filings made with the Securities and Exchange Commission.

                                                                        NUMBER OF
                                                                        ORDINARY        PERCENT
                           NAME AND ADDRESS                              SHARES         OF CLASS
- ----------------------------------------------------------------------  ---------       --------
Williams Holdings of Delaware, Inc. ("Williams Holdings").............  4,941,822         67.1%
One Williams Center
Tulsa, Oklahoma 74172
I. Wister Morris, III.................................................    423,582          5.8%
200 Four Falls Corporate Center, Suite 208
W. Conshohocken, Pennsylvania 19428

     Williams Holdings is a wholly-owned subsidiary of The Williams Companies, Inc. ("Williams"). As a result, Williams is deemed to share voting and dispositive power with respect to the shares held by Williams Holdings. Information provided by Mr. Morris indicates that he has sole voting and dispositive power with respect to 159,662 shares and shared dispositive power only with respect to the additional 263,920 shares.

                             ELECTION OF DIRECTORS

     Mr. John H. Williams has been nominated to be elected as a director of the Company at the Annual General Meeting to serve for a three-year term expiring in 1999. Messrs. Keith E. Bailey and John C. Bumgarner, Jr. will continue to serve as directors in accordance with their prior elections.

     The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Mr. Williams. Should Mr. Williams become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in the proxy will vote for the election of such other person or persons as the Board of Directors may propose to replace such nominee. The Company knows of no reason why Mr. Williams would be unavailable or unable to serve.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

  John H. Williams, age 77

     Director since 1992. Mr. Williams is engaged in personal investments. He was Chairman of the Board and Chief Executive Officer of Williams prior to retiring in 1978. Mr. Williams is also a director of Unit Corporation.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

  Keith E. Bailey, age 54

     Director since 1987. Mr. Bailey is Chairman of the Board, President and Chief Executive Officer of Williams. He has held various other officer level positions with Williams and its subsidiaries since 1975. Williams is a diversified company primarily engaged in the energy business. Mr. Bailey is also a director of Williams, Northwest Pipeline Corporation, Texas Gas Transmission Corporation, Transcontinental Gas Pipe Line Corporation and BOK Financial Corporation.

  John C. Bumgarner, Jr., age 54

     Director since 1994. Mr. Bumgarner is Chairman of the Board and Chief Executive Officer of the Company. Mr. Bumgarner is also Senior Vice
President -- Corporate Development and Planning of Williams and President of Williams International Company, a wholly owned subsidiary of Williams Holdings. Williams' international activities are coordinated through Williams International. He has held various officer level positions with Williams since 1977.

                             ---------------------

     During 1995, the Board of Directors held four meetings. No director attended less than 75 percent of the Board meetings. The Board of Directors does not have executive, audit, nominating or compensation committees or any other Board committees performing similar functions.

COMPENSATION OF DIRECTORS

     Directors who are employees of Williams receive no compensation for service on the Board of Directors. Directors who are not employees of Williams receive an annual retainer of $8,000 and an additional fee for attending Board meetings of $500 per meeting. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or otherwise by reason of their being a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     Mr. Bumgarner is Senior Vice President -- Corporate Development and Planning of Williams, the parent of the Company's largest shareholder, Williams Holdings. Mr. Bumgarner is also an officer and director of Williams Holdings and President of Williams International Company, a subsidiary of Williams Holdings. Mr. Bumgarner receives no salary, bonus or other compensation from the Company and neither Williams nor Williams Holdings charges the Company for Mr. Bumgarner's time in serving as the Company's Chief Executive Officer. No other executive officer of the Company has a total annual salary and bonus in excess of $100,000. No other compensation was awarded to, earned by or paid to any of the Company's executive officers of a nature required to be reported herein. The Company understands that it is the position of Williams that Mr. Bumgarner's compensation as an officer of Williams includes compensation for his responsibilities for Williams' investments, including its investment, through Williams Holdings, in the Company, and that no additional compensation from the Company would be appropriate.

     As reported elsewhere herein, Williams, through Williams Holdings, owns
67.1 percent of the Ordinary Shares of the Company. Williams and its subsidiaries provide management and administrative services to the Company, and the Company, to a limited extent, purchases materials and supplies through them. The Company paid approximately $207,000 in 1995 and $204,000 in 1994 for such services and purposes.

     In connection with the settlement of a dispute between the Company and the operator of the Acambuco joint venture in Argentina, Williams has guaranteed a $7.9 million bank loan to Bridas, S.A., an affiliate of the operator of the joint venture. In connection with the Williams guarantee, the Company has agreed that should Bridas, S.A., fail to make payment on the bank loan in accordance with the terms of the agreement between such parties, then the Company will pay Williams, on demand, an amount equal to 50 percent of any amount paid by Williams under the guarantee.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Ordinary Shares with the cumulative total return of the NASDAQ Stock Market Index (U.S. and Foreign) and the NASDAQ Oil & Gas Extraction Index (SIC 1300-1399, U.S. and Foreign) for a five-year period commencing January 1, 1991. The industry index was prepared by the Center for Research in Security Prices. The Company will undertake to provide shareholders a list of the component companies included in the NASDAQ Oil and Gas Extraction Index upon request.

                                                                 Nasdaq Oil &
      Measurement Period          Apco Argen-    Nasdaq Stock     Gas Extrac-
    (Fiscal Year Covered)          tina Inc.        Market        tion Stocks
01/01/91                                   100             100             100
12/31/91                                 188.1           159.7            95.4
12/31/92                                 148.4           185.3            96.5
12/31/93                                 191.8           214.4           126.7
12/31/94                                 171.6           207.4           118.3
12/31/95                                 189.2           288.1           153.6

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, a firm of independent public accountants, has acted as auditors for the Company since its incorporation in 1979. The Board of Directors recommends a vote for the approval of the proposal to appoint Arthur Andersen LLP as auditors for the Company in 1996.

     A representative of Arthur Andersen LLP will be present at the Annual General Meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

                             SHAREHOLDER PROPOSALS

     A shareholder who intends to present a proposal at the next Annual General Meeting must submit the written text of the proposal to the Company no later than June 7, 1997, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The proposal should be sent to the attention of the Corporate Secretary.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the meeting. Should any such matters arise, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters in what they consider the best interests of the Company. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.

     It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.

August 7, 1996

                                             By Order of the Board of Directors
                                                      David M. Higbee
                                                         Secretary

                             APCO ARGENTINA INC.


    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR

         ANNUAL GENERAL MEETING OF SHAREHOLDERS - SEPTEMBER 17, 1996


   The undersigned shareholder of Apco Argentina Inc. hereby appoints THOMAS BUENO, JOHN C. BUMGARNER, JR. and DAVID M. HIGBEE jointly and severally with full power of substitution, as proxies to represent and vote all of the Ordinary Shares the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Apco Argentina Inc. to be held on September 17, 1996, and at any and all adjournments thereof, on all matters coming before
said meeting.                      (Change of Address)

Election of Director.  Nominee:    --------------------------------------------

John H. Williams                   --------------------------------------------

                                   --------------------------------------------
                                   (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

   You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxy cannot be voted unless you sign, date and return this card.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                   APCO ARGENTINA INC.
                                   P.O. BOX 11327
                                   NEW YORK, N.Y.  10203-0327


                                  (Continued and to be dated on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.


1.  ELECTION OF DIRECTOR                           FOR  [ ]       WITHHELD  [ ]
    (see reverse)

2.  Appointment of Arthur Andersen LLP
    as auditors for 1996.                 FOR  [ ]   AGAINST  [ ]   ABSTAIN  [ ]

3.  In the discretion of one or more of
    said proxies upon any other business
    as may properly come before the meeting
    and at any adjournment thereof.

The signer hereby revokes all proxies
    heretofore given by the signer to vote at said meeting or any adjournment thereof.

                                                          Change of address,
                                                          see reverse side   [ ]



                                              Note:  Please sign exactly as name
                                              appears hereon.  Joint owners
                                              should each sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such.


                                              DATED:                        1996
                                                    ------------------------

                                              ----------------------------------
                                                         (Signature(s))

                                              ----------------------------------


                                              Votes must be indicated
                                              (x) in Black or Blue ink.      [X]


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.